                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CORPORATEFAMILY SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Tennessee                                     62-1302117
----------------------------------------                -------------------
(State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification No.)

     209 Tenth Avenue South, Suite 300
          Nashville, Tennessee                              37203-4173
----------------------------------------                ------------------
(Address of principal executive offices)                    (zip code)

If this Form relates to the registration         If this Form relates to the registration
of a class of debt securities and is             of a class of debt securities and is to
effective upon filing pursuant to                become effective simultaneously with the
General Instruction A(c)(1) please               effectiveness of a concurrent registration
check the following box. [ ]                     statement under the Securities Act of 1993
                                                 pursuant to General Instruction A(c)(2)
                                                 please check the following box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates by reference herein the description of the Registrant's common stock, no par value, appearing under the caption "Description of Capital Stock" at pages 42 to 45 in the Registrant's preliminary prospectus, included in the Registrant's Registration Statement on Form S-1 (File No. 33-29523) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 19, 1997, as such description may be amended in any preliminary or final prospectus included or deemed to be included in an amendment to the Registration Statement subsequently filed with the SEC. The Registration Statement will be declared effective concurrently with this Form 8-A.


ITEM 2.  EXHIBITS.

         3.1      Amended and Restated Charter of Registrant (incorporated by reference to Exhibit 3.1 to the
                  Registration Statement on Form S-1 (File No. 333-29523)).

         3.2      Amended and Restated Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the
                  Registration Statement on Form S-1 (333-29523)).

         4.       Specimen of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (333-29523)).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CorporateFamily Solutions, Inc.


Date:   July 8, 1997                    /s/ Michael E. Hogrefe
                                        -------------------------------------
                                        Michael E. Hogrefe
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary